SIXTH AMENDMENT, dated as of May 8, 1995 (this
"Amendment"), among REEVES BROTHERS, INC., a Delaware corporation (the "Company"), REEVES INDUSTRIES, INC., a Delaware corporation (the "Parent"), the several banks and other financial institutions from time to time parties to the Credit Agreement referred to below (the "Banks") and CHEMICAL BANK as agent for the Banks (in such capacity, the "Agent").

                           W I T N E S S E T H :

          WHEREAS, the Company, the Parent, the Agent and the Banks are parties to the Credit Agreement, dated as of August 6, 1992 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined in the Credit Agreement shall have their defined meanings when used herein, unless otherwise defined herein); and

          WHEREAS, the Company and the Parent have requested, and the Banks have agreed, subject to the terms and conditions of this Amendment, to amend Subsection 7.1(b) and Subsection 7.1(c) of the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and for other good and valuable consideration, the undersigned agree as follows:

     SECTION 1.     AMENDMENT OF SUBSECTIONS
                    7.1(b) and 7.1(c)
                    OF THE CREDIT AGREEMENT

          1.1 Amendment of Subsection 7.1(b) (Maintenance of Net Worth). Subsection 7.1(b) of the Credit Agreement is hereby amended by (i) deleting the amount "30,000,000" for the period from 3/31/95 through 6/29/95 and substituting in lieu thereof the amount "28,000,000" and (ii) deleting the amount "32,000,000" for the period from 6/30/95 through 9/29/95 and substituting in lieu thereof "28,000,000".

          1.2 Amendment of Subsection 7.1(c) (Consolidated EBIT Interest Coverage). Subsection 7.1(c) of the Credit Agreement is hereby amended by (i) deleting the Interest Coverage Ratio of "2.00 to 1.0" for the four quarters ending 3/31/95 and substituting in lieu thereof "1.65 to 1.0" and (ii) deleting the Interest Coverage Ratio of "2.00 to 1.0" for the four quarters ending 6/30/95 and substituting in lieu thereof "1.65 to 1.0".

     SECTION 2.     REPRESENTATIONS AND WARRANTIES:
                    CONDITIONS PRECEDENT TO THE
                    EFFECTIVENESS OF THIS AMENDMENT.

          2.1 Representations; No Default. On and as of the date hereof and after giving effect to this Amendment and the transactions contemplated hereby, each of the Company and the Parent hereby (i) confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, except to the extent that such representations and warranties relate solely to an earlier date in which case each of the Company and the Parent hereby confirms, reaffirms and restates such representations and warranties for such earlier date, provided that the references to the Credit Agreement therein shall be deemed to be to the Credit Agreement as amended by this Amendment and (ii) represents that no Default or Event of Default has occurred and is continuing.

          2.2  Conditions Precedent to Effectiveness.  This
Amendment shall become effective on the date (the "Amendment
Effective Date") on which all of the following conditions precedent have been satisfied or waived:


          (i) the Agent shall have received counterparts of this Amendment executed by the Company, the Parent and the Banks;

          (ii) each of the representations and warranties made by the Parent and its Subsidiaries in or pursuant to this Amendment, the Credit Agreement as amended by this Amendment and any other Loan Document to which it is a party and the representations of the Parent and its Subsidiaries which are contained in any certificate, document or financial or other statement furnished under or in connection herewith or therewith on or before the Amendment Effective Date shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date both before and after giving effect hereto;

          (iii) no Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment and the transactions contemplated hereby; and

          (iv) all corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.

     SECTION 3.     MISCELLANEOUS

          3.1 Expenses. The Company and the Parent agree to pay all legal costs and expenses in connection with this Amendment.

          3.2 Limited Effect. Except as expressly amended, modified, waived or supplemented hereby, the provisions of the Credit Agreement and other Loan Documents are and shall remain in full force and effect and any amendment, modification, waiver or supplement contained herein shall be limited precisely as drafted and shall not constitute an amendment, modification, waiver or supplement of any other terms or provisions of the Credit Agreement or any other Loan Document.

          3.3 Counterparts. This Amendment may be signed in any number of counterparts, each of which shall constitute an original, and all of which taken together shall constitute a single agreement with the same effect as if the signature thereto and hereto were upon the same instrument.

          3.4  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                              REEVES BROTHERS, INC.


                              By: /s/ William Ewing, III
                                  _______________________________
                                  Title:  Vice President and
                                            Treasurer

                              REEVES INDUSTRIES, INC.


                              By: /s/ William Ewing, III
                                  _______________________________
                                  Title: Vice President and
                                           Treasurer

                              CHEMICAL BANK,
                                as Agent and as a Bank


                              By: /s/ D. J. Corcoran
                                  _______________________________
                                  Title: VP


                              BANK OF BOSTON CONNECTICUT


                              By: /s/ W. Lincoln Schoff, Jr.
                                  _______________________________
                                  Title:  Director